Investments in Equity Method Investees (Summarized Operating Results of Morgan Stanley) (Detail) - Morgan Stanley [Member] - JPY (¥) ¥ in Billions	6 Months Ended
	Sep. 30, 2016	Sep. 30, 2015
Equity Method Investment, Summarized Financial Information, Income and Loss
Net revenues	¥ 1,876	¥ 2,133
Total non-interest expenses	1,364	1,621
Income from continuing operations before income taxes	512	512
Net income applicable to Morgan Stanley	¥ 335	¥ 344